Exhibit 99.2

Draft 10/30/2013

Draft 10/30/2013

Quarterly Financial Highlights

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

Pre-tax Operating Income (Loss) (1)

Life Marketing	$28,673	$15,642	$23,707	$24,673	$29,218	$89,390	$77,598
Acquisitions	46,155	42,191	34,377	29,435	29,429	128,869	93,241
Annuities	9,408	45,348	43,398	36,382	50,866	73,744	130,646
Stable Value Products	13,050	18,675	17,844	22,464	19,206	41,654	59,514
Asset Protection	4,150	859	6,081	7,384	6,827	15,595	20,292
Corporate & Other	(6,614)	928	(18,332)	(2,483)	(14,251)	(4,131)	(35,066)
Total Pre-tax Operating Income	$94,822	$123,643	$107,075	$117,855	$121,295	$345,121	$346,225

Balance Sheet Data

Total Assets	$55,912,100	$57,384,672	$58,573,487	$58,162,886	$58,460,511

Total Protective Life Corporation’s Shareowners’ Equity	$4,565,855	$4,615,183	$4,541,292	$3,837,991	$3,638,532
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (2)	$2,849,089	$2,878,461	$2,941,969	$3,036,797	$3,112,444

Stock Data

Closing Price	$26.21	$28.58	$35.80	$38.41	$42.55
Average Shares Outstanding
Basic	80,662,745	79,652,495	79,139,392	79,404,770	79,492,274	81,541,462	79,346,771
Diluted	82,406,103	81,339,803	80,706,744	81,087,238	80,852,078	83,187,854	80,882,552

(1) “Pre-tax Operating Income (Loss)” is a non-GAAP financial measure. “Income (loss) Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared. See Page 6 for a reconciliation of “Pre-tax Operating Income” to “Income (loss) Before Income Tax”.

(2) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure. “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared. See Page 5 for a reconciliation of “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” to “Total Protective Life Corporation’s Shareowners’ equity”.

Draft 10/30/2013

Financial Strength Ratings as of September 30, 2013

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Legal Entity

Insurance companies:
Protective Life Insurance Company	A+	A	AA-	A2
West Coast Life Insurance Company	A+	A	AA-	A2
Protective Life and Annuity Insurance Company	A+	A	AA-	—
Lyndon Property Insurance Company	A-	—	—	—

Draft 10/30/2013

Consolidated Statements of Income

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$684,939	$721,605	$726,847	$756,331	$657,218	$2,092,673	$2,140,396
Reinsurance ceded	(321,059)	(375,546)	(335,350)	(390,490)	(270,730)	(970,290)	(996,570)
Net premiums and policy fees	363,880	346,059	391,497	365,841	386,488	1,122,383	1,143,826
Net investment income	467,944	476,045	457,634	466,220	454,275	1,386,287	1,378,129
RIGL - derivatives	(134,222)	(26,081)	7,385	143,881	41,326	(212,399)	192,592
RIGL - all other investments	122,555	7,161	(4,145)	(109,978)	(19,508)	223,874	(133,631)

OTTI losses	(1,676)	(16,422)	(1,340)	(1,789)	(6,635)	(49,766)	(9,764)
Portion recognized in OCI (before taxes)	(6,880)	(1,536)	(3,244)	(2,211)	(2,046)	8,838	(7,501)
Net impairment losses recognized in earnings	(8,556)	(17,958)	(4,584)	(4,000)	(8,681)	(40,928)	(17,265)
Other income	81,190	84,633	85,027	94,392	98,794	273,930	278,213
Total revenues	892,791	869,859	932,814	956,356	952,694	2,753,147	2,841,864

BENEFITS & EXPENSES
Benefits and settlement expenses	629,945	537,944	581,880	557,866	624,577	1,788,096	1,764,323
Amortization of deferred policy acquisition costs and value of business acquired	14,011	65,530	52,239	74,946	22,446	138,035	149,631
Other operating expenses	118,964	120,406	138,061	123,661	121,136	359,749	382,858
Interest expense - subsidiaries	6,253	10,336	11,105	11,511	12,169	18,460	34,785
Interest expense - holding company - other debt	23,731	23,481	23,434	22,891	21,777	70,401	68,102
Interest expense - holding company - subordinated debt	8,901	8,443	8,468	8,468	8,468	29,154	25,404
Total benefits and expenses	801,805	766,140	815,187	799,343	810,573	2,403,895	2,425,103

INCOME BEFORE INCOME TAX	90,986	103,719	117,627	157,013	142,121	349,252	416,761
Income tax expense	30,506	36,923	39,336	53,814	49,060	113,596	142,210
NET INCOME	60,480	66,796	78,291	103,199	93,061	235,656	274,551
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
NET INCOME AVAILABLE TO PLC’S COMMON SHAREOWNERS	$60,480	$66,796	$78,291	$103,199	$93,061	$235,656	$274,551

PER SHARE DATA FOR QUARTER
Operating income - diluted (1)	$0.76	$0.98	$0.89	$0.96	$0.98
RIGL - derivatives	(0.98)	(0.12)	0.16	1.27	0.46
RIGL - all other investments	0.95	(0.04)	(0.08)	(0.96)	(0.29)
Net income available to PLC’s common shareowners-diluted	$0.73	$0.82	$0.97	$1.27	$1.15
Average shares outstanding-diluted	82,406,103	81,339,803	80,706,744	81,087,238	80,852,078
Dividends paid	$0.18	$0.18	$0.18	$0.20	$0.20

PER SHARE DATA FOR YTD
Operating income - diluted (1)	$2.80	$3.78	$0.89	$1.84	$2.82
RIGL - derivatives	(1.46)	(1.59)	0.16	1.44	1.90
RIGL - all other investments	1.49	1.47	(0.08)	(1.04)	(1.33)
Net income available to PLC’s common shareowners - diluted	$2.83	$3.66	$0.97	$2.24	$3.39
Average shares outstanding - diluted	83,187,854	82,723,016	80,706,744	80,898,042	80,882,552
Dividends paid	$0.52	$0.70	$0.18	$0.38	$0.58

(1) “Operating Income” is a non-GAAP financial measure.  “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 10/30/2013

Consolidated Balance Sheets

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2012	2012	2013	2013	2013
ASSETS
Fixed maturities, at fair value	$29,607,238	$29,787,959	$30,065,491	$28,922,966	$28,323,215
Fixed maturities, at amortized cost	—	300,000	315,000	335,000	350,000
Equity securities	373,552	411,786	415,176	446,518	461,231
Mortgage loans	5,096,080	4,950,201	4,835,917	4,773,709	4,794,924
Investment real estate	19,858	19,816	18,952	16,178	18,750
Policy loans	869,607	865,391	862,202	855,780	856,333
Other long-term investments	347,065	361,837	348,394	429,987	482,367
Long-term investments	36,313,400	36,696,990	36,861,132	35,780,138	35,286,820
Short-term investments	110,684	217,812	161,506	172,011	216,224
Total investments	36,424,084	36,914,802	37,022,638	35,952,149	35,503,044
Cash	206,012	368,801	275,103	255,712	354,449
Accrued investment income	360,024	357,368	361,463	365,483	364,233
Accounts and premiums receivable	104,037	85,500	104,539	96,819	76,138
Reinsurance receivable	5,753,980	5,805,401	5,842,124	5,832,194	5,744,801
Deferred policy acquisition costs and value of business acquired	3,208,227	3,239,519	3,262,029	3,414,988	3,307,513
Goodwill	109,335	108,561	107,786	107,012	106,237
Property and equipment, net	48,321	47,607	48,590	49,492	51,806
Other assets	189,086	262,052	272,760	305,752	343,015
Current/Deferred income tax	55,518	30,827	—	—	23,970
Assets related to separate accounts
Variable annuity	8,895,947	9,601,417	10,670,833	11,162,856	11,921,925
Variable universal life	557,529	562,817	605,622	620,429	663,380

TOTAL ASSETS	$55,912,100	$57,384,672	$58,573,487	$58,162,886	$58,460,511

Draft 10/30/2013

Consolidated Balance Sheets - Continued

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2012	2012	2013	2013	2013

LIABILITIES
Policy liabilities and accruals
Future policy benefits and claims	$21,400,351	$21,626,386	$21,793,320	$21,932,062	$22,029,491
Unearned premiums	1,367,241	1,396,026	1,426,496	1,454,003	1,512,909
Stable value product account balances	2,328,237	2,510,559	2,544,609	2,579,172	2,531,262
Annuity account balances	10,751,652	10,658,463	10,524,393	10,509,829	10,431,938
Other policyholders’ funds	553,262	566,985	569,533	577,821	602,978
Repurchase program borrowings	280,000	150,000	300,000	340,000	100,000
Other liabilities	1,306,298	1,434,604	1,375,962	1,225,042	1,177,807
Deferred income taxes	1,668,885	1,736,389	1,690,052	1,318,175	1,239,796
Income tax payable	—	—	4,782	13	—
Non-recourse funding obligations	297,000	586,000	596,000	604,900	619,900
Debt	1,400,000	1,400,000	1,390,000	1,460,000	1,450,000
Subordinated debt securities	540,593	540,593	540,593	540,593	540,593
Liabilities related to separate accounts
Variable annuity	8,895,947	9,601,417	10,670,833	11,162,856	11,921,925
Variable universal life	557,529	562,817	605,622	620,429	663,380
TOTAL LIABILITIES	51,346,995	52,770,239	54,032,195	54,324,895	54,821,979

SHAREOWNERS’ EQUITY
Common stock	44,388	44,388	44,388	44,388	44,388
Additional paid-in-capital	603,083	606,369	599,514	606,523	602,072
Treasury stock	(183,330)	(209,840)	(203,698)	(203,385)	(200,637)
Retained earnings	2,384,948	2,437,544	2,501,765	2,589,271	2,666,621
Accumulated other comprehensive income (loss)	1,716,766	1,736,722	1,599,323	801,194	526,088
TOTAL PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY	4,565,855	4,615,183	4,541,292	3,837,991	3,638,532
Noncontrolling interest	(750)	(750)	—	—	—
TOTAL EQUITY	4,565,105	4,614,433	4,541,292	3,837,991	3,638,532
TOTAL LIABILITIES AND SHAREOWNERS’ EQUITY	$55,912,100	$57,384,672	$58,573,487	$58,162,886	$58,460,511

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$57.70	$59.06	$57.89	$48.91	$46.31
Less: Accumulated other comprehensive income (loss)	21.70	22.22	20.39	10.21	6.69
Excluding accumulated other comprehensive income (loss) (1)	$36.00	$36.84	$37.50	$38.70	$39.62

Total Protective Life Corporation’s Shareowners’ Equity	$4,565,855	$4,615,183	$4,541,292	$3,837,991	$3,638,532
Less: Accumulated other comprehensive income (loss)	1,716,766	1,736,722	1,599,323	801,194	526,088
Total Protective Life Corporation’s Shareowners’ Equity (excluding accumulated other comprehensive income (loss)) (1)	$2,849,089	$2,878,461	$2,941,969	$3,036,797	$3,112,444

Common shares outstanding	79,136,858	78,137,493	78,449,071	78,465,053	78,562,547
Treasury Stock shares	9,640,102	10,639,467	10,327,889	10,311,907	10,214,413

(1) “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total Protective Life Corporation’s Shareowners’ equity” is a GAAP financial measure to which “Total Protective Life Corporation’s Shareowners’ equity excluding accumulated other comprehensive income (loss)” may be compared.

Draft 10/30/2013

Calculation of Operating Earnings Per Share

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

CALCULATION OF NET INCOME PER SHARE

Net income available to PLC’s common shareowners	$60,480	$66,796	$78,291	$103,199	$93,061	$235,656	$274,551

Average shares outstanding - basic	80,662,745	79,652,495	79,139,392	79,404,770	79,492,274	81,541,462	79,346,771
Average shares outstanding - diluted	82,406,103	81,339,803	80,706,744	81,087,238	80,852,078	83,187,854	80,882,552

Net income available to PLC’s common shareowners per share-basic	$0.75	$0.84	$0.99	$1.30	$1.17	$2.89	$3.46
Net income available to PLC’s common shareowners per share-diluted	$0.73	$0.82	$0.97	$1.27	$1.15	$2.83	$3.39

Income from continuing operations	$60,480	$66,796	$78,291	$103,199	$93,061	$235,656	$274,551

EPS (basic)	$0.75	$0.84	$0.99	$1.30	$1.17	$2.89	$3.46
EPS (diluted)	$0.73	$0.82	$0.97	$1.27	$1.15	$2.83	$3.39

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - derivatives	$(134,222)	$(26,081)	$7,385	$143,881	$41,326	$(212,399)	$192,592
VA GMWB economic cost	9,641	11,265	12,923	14,588	15,782	25,236	43,293
RIGL - all other investments	113,999	(10,797)	(8,729)	(113,978)	(28,189)	182,946	(150,896)
Amortization related to DAC/VOBA and benefits and settlement expenses	6,746	5,689	(1,027)	(5,333)	(8,093)	8,348	(14,453)
	(3,836)	(19,924)	10,552	39,158	20,826	4,131	70,536
Tax effect	1,342	6,974	(3,693)	(13,706)	(7,289)	(1,445)	(24,688)
	$(2,494)	$(12,950)	$6,859	$25,452	$13,537	$2,686	$45,848

RIGL - derivatives per share-diluted	$(0.98)	$(0.12)	$0.16	$1.27	$0.46	$(1.46)	$1.90
RIGL - all other investments per share-diluted	$0.95	$(0.04)	$(0.08)	$(0.96)	$(0.29)	$1.49	$(1.33)

OPERATING INCOME PER SHARE (1)

Net income available to PLC’s common shareowners per share-diluted	$0.73	$0.82	$0.97	$1.27	$1.15	$2.83	$3.39
Less: RIGL - derivatives per share-diluted	(0.98)	(0.12)	0.16	1.27	0.46	(1.46)	1.90
Less: RIGL - all other investments per share-diluted	0.95	(0.04)	(0.08)	(0.96)	(0.29)	1.49	(1.33)
Operating income per share-diluted	$0.76	$0.98	$0.89	$0.96	$0.98	$2.80	$2.82

NET OPERATING INCOME (1)

Net income available to PLC’s common shareowners	$60,480	$66,796	$78,291	$103,199	$93,061	$235,656	$274,551
Less: RIGL - derivatives net of tax	(80,978)	(9,630)	13,200	103,004	37,120	(121,656)	153,324
Less: RIGL - all other investments net of tax and amortization	78,484	(3,320)	(6,341)	(77,552)	(23,583)	124,342	(107,476)
Net operating income	$62,974	$79,746	$71,432	$77,747	$79,524	$232,970	$228,703

PRE-TAX OPERATING INCOME (2)

Income before income tax and discontinued operations	$90,986	$103,719	$117,627	$157,013	$142,121	$349,252	$416,761
Less: RIGL - derivatives	(134,222)	(26,081)	7,385	143,881	41,326	(212,399)	192,592
Less: VA GMWB economic cost	9,641	11,265	12,923	14,588	15,782	25,236	43,293
Less: RIGL - all other investments	113,999	(10,797)	(8,729)	(113,978)	(28,189)	182,946	(150,896)
Less: Amortization related to DAC/VOBA and benefits and settlement expenses	6,746	5,689	(1,027)	(5,333)	(8,093)	8,348	(14,453)
Pre-tax operating income	$94,822	$123,643	$107,075	$117,855	$121,295	$345,121	$346,225

(1) “Net Operating Income” and “Operating Income Per Share” are non-GAAP financial measures. “Net Income available to PLC’s common shareowners” and “Net Income available to PLC’s common shareowners Per Share” are GAAP financial measures to which “Net Operating Income” and “Operating Income Per Share” may be compared.

(2) “Pre-tax Operating Income” is a non-GAAP financial measure. “Income Before Income Tax” is a GAAP financial measure to which “Pre-tax Operating Income” may be compared.

Draft 10/30/2013

Invested Asset Summary

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2012	2012	2013	2013	2013

Total Portfolio

Fixed Maturities	$29,607.2	$30,088.0	$30,380.5	$29,258.0	$28,673.2	81%
Mortgage Loans	5,096.1	4,950.2	4,835.9	4,773.7	4,794.9	14%
Investment Real Estate	19.8	19.8	18.9	16.2	18.8	0%
Equity Securities	373.6	411.8	415.2	446.5	461.2	1%
Policy Loans	869.6	865.4	862.2	855.8	856.3	2%
Short-Term Investments	110.7	217.8	161.5	172.0	216.2	1%
Other Long-Term Investments	347.1	361.8	348.4	430.0	482.4	1%
Total Invested Assets	$36,424.1	$36,914.8	$37,022.6	$35,952.2	$35,503.0	100%

Draft 10/30/2013

Invested Asset Summary - Fixed Income

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2012	2012	2013	2013	2013

Fixed Income

Corporate Bonds	$21,580.4	$22,054.4	$22,417.5	$21,610.4	$21,253.0	74%
Residential Mortgage-Backed Securities	2,393.9	2,197.1	2,072.4	1,907.1	1,772.4	6%
Commercial Mortgage-Backed Securities	1,023.6	1,040.9	1,093.2	1,113.8	1,080.6	4%
Other Asset-Backed Securities	1,091.7	1,133.0	1,109.0	1,181.4	1,138.9	4%
U.S. Government-related Securities	1,659.9	1,475.8	1,503.8	1,382.5	1,417.3	5%
Other Government-related Securities	160.2	164.2	152.2	122.9	98.6	0%
States, Municipals and Political Subdivisions	1,697.5	1,722.6	1,717.4	1,604.9	1,562.4	6%
Other	—	300.0	315.0	335.0	350.0	1%
Total Fixed Income Portfolio	$29,607.2	$30,088.0	$30,380.5	$29,258.0	$28,673.2	100%

Fixed Income - Quality

AAA	15.9%	14.6%	14.4%	14.4%	14.4%
AA	7.2%	7.2%	7.0%	6.9%	6.9%
A	30.8%	30.8%	31.5%	30.9%	30.3%
BBB	39.1%	39.7%	39.6%	40.6%	41.0%
Below investment grade	7.0%	6.7%	6.5%	6.1%	6.2%
Not rated	0.0%	1.0%	1.0%	1.1%	1.2%
	100.0%	100.0%	100.0%	100.0%	100.0%

Note: Prior period ratings and investment classifications have been restated to be consistent with current quarter presentation.

Draft 10/30/2013

Fixed Maturities by NAIC Rating

STAT Carry Value % of Total

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2012	2012	2013	2013	2013

NAIC Rating
1	56.82%	56.77%	56.91%	56.17%	55.13%
2	38.16%	38.52%	38.74%	39.67%	39.57%
3	3.32%	3.23%	3.22%	3.04%	4.01%
4	0.70%	0.62%	0.58%	0.64%	0.82%
5	0.91%	0.70%	0.46%	0.39%	0.38%
6	0.09%	0.16%	0.09%	0.09%	0.09%

	100.00%	100.00%	100.00%	100.00%	100.00%

Below investment grade (using NAIC 3-6)	5.02%	4.71%	4.35%	4.16%	5.30%

Note:  NAIC Ratings reflect statutory carrying values

Draft 10/30/2013

Invested Asset Summary - Mortgages

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2012	2012	2013	2013	2013

Mortgage Loans - Type

Retail	68.0%	67.3%	68.0%	67.8%	67.1%
Apartments	8.9%	9.5%	8.7%	9.0%	9.0%
Office Buildings	13.6%	13.7%	13.9%	13.8%	13.6%
Warehouses	7.3%	7.4%	7.3%	7.4%	8.2%
Miscellaneous	2.2%	2.1%	2.1%	2.0%	2.1%
	100.0%	100.0%	100.0%	100.0%	100.0%

Delinquent Loans & Foreclosed Properties

60 Days Past Due	$1.6	$2.3	$1.7	$3.0	$—
90 Days Past Due	21.8	17.2	19.5	14.6	9.3
Foreclosed Real Estate	2.4	4.4	—	—	3.9
	$25.8	$23.9	$21.2	$17.6	$13.2 (1)

% of Commercial Mortgage Loan Portfolio	0.5%	0.5%	0.4%	0.4%	0.3%

(1)  Includes $5.7 million of nonperforming loans subject to a pooling and servicing agreement as of September 30, 2013.

Draft 10/30/2013

Invested Asset Summary - Trading Portfolios

(Dollars In Millions)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2012	2012	2013	2013	2013

Trading Portfolio Composition (excl. Modco Trading Portfolio)

Rating
AAA	$0.9	$0.5	$0.1	$—	$—
AA	—	—	—	—	—
A	—	—	—	—	—
BBB	—	—	—	—	—
Below investment grade	15.4	14.1	12.8	11.0	9.8
Total	$16.3	$14.6	$12.9	$11.0	$9.8

Modco Trading Portfolio

Rating
AAA	$590.3	$559.4	$546.7	$440.1	$430.9
AA	267.6	239.8	233.2	286.0	265.5
A	801.8	801.6	828.2	847.1	836.2
BBB	1,055.4	1,038.9	992.5	922.8	920.2
Below investment grade	364.5	353.1	354.7	345.5	320.2
Short-term investments	56.0	118.9	110.6	91.6	106.4
Total	$3,135.6	$3,111.7	$3,065.9	$2,933.1	$2,879.4

Note:  Prior period ratings have been restated to be consistent with current quarter presentation.

Draft 10/30/2013

Invested Asset Summary - MBS - Alt-A

Mortgage-backed Securities Collateralized by Alt-A Mortgage Loans as of September 30, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
BBB	$0.8	$—	$—	$—	$—	$0.8
Below investment grade	396.5	—	—	—	—	396.5
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$397.3	$—	$—	$—	$—	$397.3

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
BBB	$—	$—	$—	$—	$—	$—
Below investment grade	22.4	—	—	—	—	22.4
Total mortgage-backed securities collateralized by Alt-A mortgage loans	$22.4	$—	$—	$—	$—	$22.4

Draft 10/30/2013

Invested Asset Summary - MBS - Prime

Mortgage-backed Securities Collateralized by Prime Loans as of September 30, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$345.3	$299.7	$321.0	$5.3	$66.2	$1,037.5
AA	0.3	—	—	—	—	0.3
A	21.9	—	—	—	—	21.9
BBB	11.2	—	—	—	—	11.2
Below investment grade	302.1	—	—	—	—	302.1
Total mortgage-backed securities collateralized by prime loans	$680.8	$299.7	$321.0	$5.3	$66.2	$1,373.0

Includes $985.6 million of agency mortgage backed securities.

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$21.5	$10.9	$7.6	$(0.3)	$(1.4)	$38.3
AA	—	—	—	—	—	—
A	0.6	—	—	—	—	0.6
BBB	0.6	—	—	—	—	0.6
Below investment grade	7.2	—	—	—	—	7.2
Total mortgage-backed securities collateralized by prime loans	$29.9	$10.9	$7.6	$(0.3)	$(1.4)	$46.7

Draft 10/30/2013

Invested Asset Summary - CMBS

Commercial Mortgage-backed Securities as of September 30, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$61.2	$81.2	$212.9	$296.0	$109.6	$760.9
AA	—	33.3	37.7	40.9	28.5	140.4
A	43.0	33.6	53.1	13.4	18.9	162.0
BBB	17.3	—	—	—	—	17.3
Total commercial mortgage-backed securities	$121.5	$148.1	$303.7	$350.3	$157.0	$1,080.6

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$1.5	$6.5	$15.7	$(7.5)	$(5.0)	$11.2
AA	—	2.1	2.6	(3.1)	(1.6)	—
A	1.2	1.2	(0.4)	(1.0)	(1.5)	(0.5)
BBB	0.5	—	—	—	—	0.5
Total commercial mortgage-backed securities	$3.2	$9.8	$17.9	$(11.6)	$(8.1)	$11.2

Draft 10/30/2013

Invested Asset Summary - ABS(1)

Other Asset-backed Securities(1) as of September 30, 2013:

(Dollars In Millions)	2009 and
(Unaudited)	Prior	2010	2011	2012	2013	Total

Estimated Fair Value of Security by Year of Security Origination

Rating
AAA	$485.9	$7.0	$25.6	$33.0	$2.3	$553.8
AA	149.7	—	—	63.8	—	213.5
A	54.9	—	71.9	96.7	9.9	233.4
BBB	5.6	—	—	—	—	5.6
Below investment grade	132.6	—	—	—	—	132.6
Total other asset-backed securities	$828.7	$7.0	$97.5	$193.5	$12.2	$1,138.9

Estimated Unrealized Gain (Loss) of Security by Year of Security Origination

Rating
AAA	$(37.6)	$—	$1.0	$(0.4)	$(0.1)	$(37.1)
AA	(14.2)	—	—	—	—	(14.2)
A	6.4	—	5.2	0.1	(0.1)	11.6
BBB	0.1	—	—	—	—	0.1
Below investment grade	8.7	—	—	—	—	8.7
Total other asset-backed securities	$(36.6)	$—	$6.2	$(0.3)	$(0.2)	$(30.9)

(1)  Excludes Residential and Commercial mortgage-backed securities

Draft 10/30/2013

Life Marketing Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$379,207	$410,105	$418,705	$442,338	$356,809	$1,164,969	$1,217,852
Reinsurance ceded	(190,099)	(239,056)	(207,662)	(255,180)	(145,075)	(592,657)	(607,917)
Net premiums and policy fees	189,108	171,049	211,043	187,158	211,734	572,312	609,935
Net investment income	123,647	122,507	127,248	130,054	129,935	363,956	387,237
Other income	28,280	29,709	29,335	29,809	32,144	87,400	91,288
Total operating revenues	341,035	323,265	367,626	347,021	373,813	1,023,668	1,088,460
RIGL - investments	—	—	—	—	3,603	—	3,603
RIGL - derivatives	—	—	—	—	—	—	—
Total revenues	341,035	323,265	367,626	347,021	377,416	1,023,668	1,092,063

BENEFITS & EXPENSES
Benefits and settlement expenses	305,281	243,276	280,766	256,073	330,156	811,369	866,995
Amortization of deferred policy acquisition costs and value of business acquired	(26,464)	29,495	14,022	27,066	(24,284)	15,584	16,804
Other operating expenses	33,545	34,852	49,131	39,209	38,723	107,325	127,063
Operating benefits and expenses	312,362	307,623	343,919	322,348	344,595	934,278	1,010,862
Amortization related to benefits and settlement expenses	—	—	—	—	483	—	483
Amortization of DAC/VOBA related to realized gains (losses) - investments	—	—	—	—	819	—	819
Total benefits and expenses	312,362	307,623	343,919	322,348	345,897	934,278	1,012,164

INCOME BEFORE INCOME TAX	28,673	15,642	23,707	24,673	31,519	89,390	79,899

Adjustments to Reconcile to Operating Income:
Less: RIGL	—	—	—	—	3,603	—	3,603
Less: amortization related to benefits and settlement expenses	—	—	—	—	(483)	—	(483)
Less: Related amortization of DAC/VOBA	—	—	—	—	(819)	—	(819)

PRE-TAX OPERATING INCOME	$28,673	$15,642	$23,707	$24,673	$29,218	$89,390	$77,598

Life Marketing Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2012	2012	2013	2013	2013	2012	2013

SALES BY PRODUCT
Traditional	$326	$195	$292	$409	$390	$920	$1,091
Universal life	30,779	41,216	46,995	44,181	32,261	75,883	123,437
Bank-owned life insurance	33	499	—	—	—	2,754	—
Total	$31,138	$41,910	$47,287	$44,590	$32,651	$79,557	$124,528

SALES BY DISTRIBUTION
Independent agents	$18,373	$26,561	$31,537	$31,108	$23,395	$47,131	$86,040
Stockbrokers/banks	12,315	14,491	15,303	12,920	8,608	28,482	36,831
BOLI/other	450	858	447	562	648	3,944	1,657
Total	$31,138	$41,910	$47,287	$44,590	$32,651	$79,557	$124,528

AVERAGE LIFE INSURANCE IN-FORCE
Traditional	$449,416,242	$443,238,635	$437,245,336	$430,900,880	$423,831,748	$455,635,914	$430,538,542
Universal life	79,452,404	84,396,938	91,692,734	101,045,737	109,933,560	76,678,629	100,813,147
Total	$528,868,646	$527,635,573	$528,938,070	$531,946,617	$533,765,308	$532,314,543	$531,351,689

AVERAGE ACCOUNT VALUES
Universal life	$6,466,699	$6,608,067	$6,726,549	$6,866,731	$7,003,612	$6,398,672	$6,865,081
Variable universal life	388,002	391,767	411,880	446,231	468,595	379,947	440,238
Total	$6,854,701	$6,999,834	$7,138,429	$7,312,962	$7,472,207	$6,778,619	$7,305,319

Draft 10/30/2013

Acquisitions Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$207,305	$211,945	$208,726	$208,194	$194,379	$635,135	$611,299
Reinsurance ceded	(99,496)	(104,804)	(96,605)	(102,654)	(92,970)	(282,441)	(292,229)
Net premiums and policy fees	107,809	107,141	112,121	105,540	101,409	352,694	319,070
Net investment income	136,466	137,055	134,669	134,686	133,695	413,279	403,050
Other income	1,397	787	1,014	1,015	1,004	5,216	3,033
Total operating revenues	245,672	244,983	247,804	241,241	236,108	771,189	725,153
RIGL - investments	107,500	(1,209)	(14,043)	(124,691)	(24,992)	180,150	(163,726)
RIGL - derivatives	(101,622)	8,166	16,726	145,143	28,951	(138,984)	190,820
Total revenues	251,550	251,940	250,487	261,693	240,067	812,355	752,247

BENEFITS & EXPENSES
Benefits and settlement expenses	169,441	172,791	179,449	177,901	173,423	544,102	530,773
Amortization of deferred policy acquisition costs and value of business acquired	17,707	17,891	18,213	18,661	18,030	58,614	54,904
Other operating expenses	12,369	12,110	15,765	15,244	15,226	39,604	46,235
Operating benefits and expenses	199,517	202,792	213,427	211,806	206,679	642,320	631,912
Amortization related to benefits and settlement expenses	—	—	—	—	104	—	104
Amortization of DAC/VOBA related to realized gains (losses) - investments	109	462	173	943	398	284	1,514
Total benefits and expenses	199,626	203,254	213,600	212,749	207,181	642,604	633,530

INCOME BEFORE INCOME TAX	51,924	48,686	36,887	48,944	32,886	169,751	118,717

Adjustments to Reconcile to Operating Income:
Less: RIGL	5,878	6,957	2,683	20,452	3,959	41,166	27,094
Less: amortization related to benefits and settlement expenses	—	—	—	—	(104)	—	(104)
Less: Related amortization of DAC/VOBA	(109)	(462)	(173)	(943)	(398)	(284)	(1,514)

PRE-TAX OPERATING INCOME	$46,155	$42,191	$34,377	$29,435	$29,429	$128,869	$93,241

Draft 10/30/2013

Annuities Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$24,870	$27,878	$28,552	$32,965	$34,870	$70,050	$96,387
Reinsurance ceded	(5)	(1)	—	—	—	(25)	—
Net premiums and policy fees	24,865	27,877	28,552	32,965	34,870	70,025	96,387
Net investment income	123,933	130,268	118,557	116,789	116,699	374,077	352,045
RIGL - derivatives	(9,641)	(11,265)	(12,923)	(14,588)	(15,782)	(25,236)	(43,293)
Other income	22,276	25,143	26,795	30,600	33,295	59,174	90,690
Total operating revenues	161,433	172,023	160,981	165,766	169,082	478,040	495,829
RIGL - investments	2,475	609	1,773	8,218	236	27,861	10,227
RIGL - derivatives, net of economic cost	(22,893)	(22,461)	2,175	12,041	26,987	(43,870)	41,203
Total Revenues	141,015	150,171	164,929	186,025	196,305	462,031	547,259

BENEFITS & EXPENSES
Benefits and settlement expenses	107,253	83,585	80,671	82,170	80,963	286,107	243,804
Amortization of deferred policy acquisition costs and value of business acquired	19,022	15,955	10,654	15,763	11,246	44,077	37,663
Other operating expenses	25,750	27,135	26,258	31,451	26,007	74,112	83,716
Operating benefits and expenses	152,025	126,675	117,583	129,384	118,216	404,296	365,183
Amortization related to benefits and settlement expenses	(1,124)	198	(601)	(255)	(2,276)	(268)	(3,132)
Amortization of DAC related to realized gains (losses) - investments	(5,731)	(6,349)	1,455	4,645	8,565	(8,364)	14,665
Total benefits and expenses	145,170	120,524	118,437	133,774	124,505	395,664	376,716

INCOME (LOSS) BEFORE INCOME TAX	(4,155)	29,647	46,492	52,251	71,800	66,367	170,543

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	2,475	609	1,773	8,218	236	27,861	10,227
Less: RIGL - derivatives, net of economic cost	(22,893)	(22,461)	2,175	12,041	26,987	(43,870)	41,203
Less: amortization related to benefits and settlement expenses	1,124	(198)	601	255	2,276	268	3,132
Less: related amortization of DAC	5,731	6,349	(1,455)	(4,645)	(8,565)	8,364	(14,665)

PRE-TAX OPERATING INCOME	$9,408	$45,348	$43,398	$36,382	$50,866	$73,744	$130,646

Annuities Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2012	2012	2013	2013	2013	2012	2013

SALES
Variable Annuity	$761,011	$733,228	$579,698	$718,884	$357,484	$2,001,757	$1,656,066
Immediate Annuity	14,311	11,508	10,112	15,080	17,110	44,318	42,302
Single Premium Deferred Annuity	136,540	117,127	103,590	93,385	40,764	412,898	237,739
Market Value Adjusted Annuity	1,102	1,817	1,333	2,986	13,459	3,222	17,778
Fixed Indexed Annuity	215	214	318	26,647	109,381	607	136,346
Total	$913,179	$863,894	$695,051	$856,982	$538,198	$2,462,802	$2,090,231

PRE-TAX OPERATING INCOME (LOSS)
Variable Annuity	$(2,920)	$18,917	$25,877	$23,812	$32,929	$22,467	$82,618
Fixed Annuity	12,328	26,431	17,521	12,570	17,937	51,277	48,028
Total	$9,408	$45,348	$43,398	$36,382	$50,866	$73,744	$130,646

DEPOSIT BALANCE
VA Fixed Annuity	$581,243	$551,098	$470,656	$483,958	$398,150
VA Separate Account Annuity	8,309,426	9,037,748	10,078,475	10,594,528	11,323,019
Sub-total	8,890,669	9,588,846	10,549,131	11,078,486	11,721,169
Fixed Annuity	7,940,514	7,904,746	7,878,568	7,865,892	7,900,577
Total	$16,831,183	$17,493,592	$18,427,699	$18,944,378	$19,621,746

Draft 10/30/2013

Stable Value Products Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

REVENUES
Net investment income	$29,851	$31,030	$30,074	$33,651	$29,478	$97,209	$93,203
Other income	—	—	—	—	—	1	—
Total operating revenues	29,851	31,030	30,074	33,651	29,478	97,210	93,203
RIGL - derivatives	221	(174)	368	(558)	(63)	(3)	(253)
RIGL - investments	(3,139)	(3,956)	1,478	1,375	(4,207)	(1,258)	(1,354)
Total revenues	26,933	26,900	31,920	34,468	25,208	95,949	91,596

BENEFITS & EXPENSES
Benefits and settlement expenses	16,002	11,610	11,603	10,683	9,639	53,180	31,925
Amortization of deferred policy acquisition costs and value of business acquired	410	111	81	96	110	836	287
Other operating expenses	389	634	546	408	523	1,540	1,477
Total benefits and expenses	16,801	12,355	12,230	11,187	10,272	55,556	33,689

INCOME BEFORE INCOME TAX	10,132	14,545	19,690	23,281	14,936	40,393	57,907

Adjustments to Reconcile to Operating Income:
Less: RIGL - derivatives	221	(174)	368	(558)	(63)	(3)	(253)
Less: RIGL - investments	(3,139)	(3,956)	1,478	1,375	(4,207)	(1,258)	(1,354)

PRE-TAX OPERATING INCOME	$13,050	$18,675	$17,844	$22,464	$19,206	$41,654	$59,514

Stable Value Products Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2012	2012	2013	2013	2013	2012	2013

SALES
GIC	$101,954	$272,150	$112,020	$205,284	$80,200	$127,954	$397,504
GFA - Direct Institutional	45,000	—	—	—	—	221,500	—
Total	$146,954	$272,150	$112,020	$205,284	$80,200	$349,454	$397,504

DEPOSIT BALANCE
Quarter End Balance	$2,328,237	$2,510,559	$2,544,609	$2,579,172	$2,531,262
Average Daily Balance	$2,591,485	$2,437,851	$2,543,906	$2,542,096	$2,503,294

OPERATING SPREAD	2.01%	3.06%	2.81%	3.53%	3.07%

ADJUSTED OPERATING SPREAD (1)	2.00%	2.60%	2.55%	2.67%	2.69%

(1) Excludes participating mortgage loan income and bank loan fee income

Draft 10/30/2013

Asset Protection Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$68,729	$67,081	$66,186	$68,203	$66,604	$207,548	$200,993
Reinsurance ceded	(31,456)	(31,681)	(31,083)	(32,652)	(32,681)	(95,143)	(96,416)
Net premiums and policy fees	37,273	35,400	35,103	35,551	33,923	112,405	104,577
Net investment income	5,972	5,913	5,854	5,782	5,804	18,397	17,440
Other income	29,247	25,821	26,614	30,480	31,768	85,361	88,862
Total operating revenues	72,492	67,134	67,571	71,813	71,495	216,163	210,879

BENEFITS & EXPENSES
Benefits and settlement expenses	27,492	23,910	24,658	25,964	26,384	76,787	77,006
Amortization of deferred policy acquisition costs and value of business acquired	8,705	7,740	7,462	7,607	7,402	26,211	22,471
Other operating expenses	32,145	34,625	29,370	30,858	30,882	97,570	91,110
Total benefits and expenses	68,342	66,275	61,490	64,429	64,668	200,568	190,587

INCOME BEFORE INCOME TAX	4,150	859	6,081	7,384	6,827	15,595	20,292
PRE-TAX OPERATING INCOME	$4,150	$859	$6,081	$7,384	$6,827	$15,595	$20,292

Asset Protection Key Data

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
	2012	2012	2013	2013	2013	2012	2013

SALES
Credit insurance	$9,558	$6,913	$7,334	$9,852	$9,105	$28,426	$26,291
Service contracts	92,890	83,821	82,035	99,153	102,796	269,812	283,984
GAP products	14,868	14,116	14,766	17,453	18,140	48,226	50,359
Total	$117,316	$104,850	$104,135	$126,458	$130,041	$346,464	$360,634

Draft 10/30/2013

Corporate & Other Quarterly Trends

(Dollars In Thousands)	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

REVENUES
Gross premiums and policy fees	$4,828	$4,596	$4,678	$4,631	$4,556	$14,971	$13,865
Reinsurance ceded	(3)	(4)	—	(4)	(4)	(24)	(8)
Net premiums and policy fees	4,825	4,592	4,678	4,627	4,552	14,947	13,857
Net investment income	48,075	49,272	41,232	45,258	38,664	119,369	125,154
Other income	(10)	3,173	1,269	2,488	583	36,778	4,340
Total operating revenues	52,890	57,037	47,179	52,373	43,799	171,094	143,351
RIGL - investments	7,163	(6,241)	2,063	1,120	(2,829)	(23,807)	354
RIGL - derivatives	(287)	(347)	1,039	1,843	1,233	(4,306)	4,115
Total revenues	59,766	50,449	50,281	55,336	42,203	142,981	147,820

BENEFITS & EXPENSES
Benefits and settlement expenses	5,600	2,574	5,334	5,330	5,701	16,819	16,365
Amortization of deferred policy acquisition costs and value of business acquired	253	225	179	165	160	793	504
Other operating expenses	53,651	53,310	59,998	49,361	52,189	157,613	161,548
Total benefits and expenses	59,504	56,109	65,511	54,856	58,050	175,225	178,417

INCOME (LOSS) BEFORE INCOME TAX	262	(5,660)	(15,230)	480	(15,847)	(32,244)	(30,597)

Adjustments to Reconcile to Operating Income:
Less: RIGL - investments	7,163	(6,241)	2,063	1,120	(2,829)	(23,807)	354
Less: RIGL - derivatives	(287)	(347)	1,039	1,843	1,233	(4,306)	4,115

PRE-TAX OPERATING INCOME (LOSS)	$(6,614)	$928	$(18,332)	$(2,483)	$(14,251)	$(4,131)	$(35,066)

Draft 10/30/2013

INFORMATION RELATED TO CERTAIN NON-GAAP DISCLOSURES

The following pages contain information related to certain non-GAAP disclosures (consolidated and segment operating income (loss), operating income per diluted share, shareowners’ equity per share excluding accumulated other comprehensive income (loss), operating income return on average equity, and net income return on average equity).

All income per share results are presented on a diluted basis, unless otherwise noted.

CONSOLIDATED AND SEGMENT OPERATING INCOME (LOSS) AND OPERATING INCOME PER DILUTED SHARE

Consolidated and segment operating income (loss) and operating income per diluted share (hereinafter collectively referred to as “consolidated and segment operating income”) are defined as income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), and benefits and settlement expenses. Operating earnings exclude changes in the guaranteed minimum withdrawal benefits (“GMWB”) embedded derivatives (excluding the portion attributed to economic cost), realized and unrealized gains (losses) on derivatives used to hedge the VA product, actual GMWB incurred claims and net of the related amortization of DAC attributed to each of these items.

Management believes that consolidated and segment operating income (loss) provides relevant and useful information to investors, as it represents the basis on which the performance of the Company’s business is internally assessed. Although the items excluded from consolidated and segment operating income may be significant components in understanding and assessing the Company’s overall financial performance, management believes that consolidated and segment operating income enhances an investor’s understanding of the Company’s results of operations by highlighting the income (loss) generally attributable to the normal, recurring operations of the Company’s business.

SHAREOWNERS’ EQUITY PER SHARE EXCLUDING ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) affected by a related adjustment to DAC and VOBA, net of income tax, reported as a component of shareowners’ equity. The market values of fixed maturities increase or decrease as interest rates change. The Company believes that an insurance company’s shareowners’ equity per share may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure shareowners’ equity per share excluding accumulated other comprehensive income (loss), including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, shareowners’ equity per share by including accumulated other comprehensive income (loss), including unrealized gains (losses) on investments.

OPERATING INCOME RETURN ON AVERAGE EQUITY

Operating income return on average equity is a measure used by management to evaluate the Company’s performance. It is calculated by dividing operating income (as defined above) for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

NET INCOME RETURN ON AVERAGE EQUITY

Net income return on average equity is a measure used by management to evaluate the Company’s performance.  It is calculated by dividing net income for a rolling twelve month period by the average ending balance of shareowners’ equity excluding accumulated other comprehensive income (loss) for the five most recent quarters.

Draft 10/30/2013

Reconciliation of Segment Operating Income (Loss) to Net Income available to PLC’s common shareowners

(Dollars In Thousands)	3RD QTR	3RD QTR	9 MOS
(Unaudited)	2012	2013	2012	2013

Life Marketing	$28,673	$29,218	$89,390	$77,598
Acquisitions	46,155	29,429	128,869	93,241
Annuities	9,408	50,866	73,744	130,646
Stable Value Products	13,050	19,206	41,654	59,514
Asset Protection	4,150	6,827	15,595	20,292
Corporate & Other	(6,614)	(14,251)	(4,131)	(35,066)
Total Pre-tax operating income	94,822	121,295	345,121	346,225

Realized Investment Gains (Losses) - Investments	120,745	(36,282)	191,294	(165,349)
Realized Investment Gains (Losses) - Derivatives	(124,581)	57,108	(187,163)	235,885
Income Tax Expense	(30,506)	(49,060)	(113,596)	(142,210)

Net income available to PLC’s common shareowners	$60,480	$93,061	$235,656	$274,551

Draft 10/30/2013

Reconciliation of Operating Income per Diluted Share to Net Income Available to
PLC’s Common Shareowners per Diluted Share

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS
(Unaudited)	2012	2012	2013	2013	2013	2012	2013

OPERATING INCOME PER SHARE

Operating income per share-diluted	$0.76	$0.98	$0.89	$0.96	$0.98	$2.80	$2.82
RIGL - Derivatives per share-diluted	(0.98)	(0.12)	0.16	1.27	0.46	(1.46)	1.90
RIGL - All Other Investments-diluted	0.95	(0.04)	(0.08)	(0.96)	(0.29)	1.49	(1.33)
Net income available to PLC’s common shareowners per share-diluted	$0.73	$0.82	$0.97	$1.27	$1.15	$2.83	$3.39

Draft 10/30/2013

Reconciliation of Total Protective Life Corporation’s Shareowners’ Equity per Share to Total Protective Life Corporation’s Shareowners’ Equity (Excl. AOCI) per share

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
(Unaudited)	2012	2012	2013	2013	2013

PROTECTIVE LIFE CORPORATION’S SHAREOWNERS’ EQUITY PER SHARE
Total Protective Life Corporation’s Shareowners’ Equity	$57.70	$59.06	$57.89	$48.91	$46.31
Less: Accumulated other comprehensive income (loss)	21.70	22.22	20.39	10.21	6.69
Excluding accumulated other comprehensive income (loss)	$36.00	$36.84	$37.50	$38.70	$39.62

Draft 10/30/2013

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended September 30, 2013

(Dollars In Thousands)
(Unaudited)	Three Months				Twelve Months
	12/31/2012	3/31/2012	6/30/2013	9/30/2013	9/30/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$66,796	$78,291	$103,199	$93,061	$341,347
Less:
Realized investment gains (losses), net of income tax
Investments	(7,018)	(5,674)	(74,086)	(18,323)	(105,101)
Derivatives	(9,630)	13,200	103,004	37,120	143,694
Related amortization of DAC and VOBA, net of income tax	3,698	(667)	(3,466)	(5,260)	(5,695)

Operating Income	$79,746	$71,432	$77,747	$79,524	$308,449

			Total Protective Life
	Total		Corporation’s Shareowners’
	Protective Life Corporation’s	Accumulated Other	Equity Excluding Accumulated Other
	Shareowners’ Equity	Comprehensive Income (Loss)	Comprehensive Income (Loss)
DENOMINATOR:
September 30, 2012	$4,565,855	$1,716,766	$2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
Total			$14,818,760

Average			$2,963,752

Operating Income Return on Average Equity			10.4%

Draft 10/30/2013

Calculation of Operating Income Return on Average Equity Rolling Twelve Months Ended September 30, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2011	3/31/2012	6/30/2012	9/30/2012	9/30/2012

NUMERATOR:
Net income available to PLC’s common shareowners	$86,034	$99,021	$76,155	$60,480	$321,690
Less:
Realized investment gains (losses), net of income tax
Investments	7,041	11,025	33,790	74,099	125,955
Derivatives	(2,129)	(14,734)	(25,943)	(80,978)	(123,784)
Related amortization of DAC and VOBA, net of income tax	(664)	3,603	(2,561)	4,385	4,763

Operating Income	$81,786	$99,127	$70,869	$62,974	$314,756

			Total
			Protective Life Corporation’s
	Total Protective Life	Accumulated	Shareowners’ Equity Excluding
	Corporation’s Shareowners’ Equity	Other Comprehensive Income (Loss)	Accumulated Other Comprehensive Income (Loss)
DENOMINATOR:
September 30, 2011	$3,579,515	$906,068	$2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
Total			$13,861,514

Average			$2,772,303

Operating Income Return on Average Equity			11.4%

Draft 10/30/2013

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended September 30, 2013

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2012	3/31/2012	6/30/2013	9/30/2013	9/30/2013
NUMERATOR:
Net income available to PLC’s common shareowners	$66,796	$78,291	$103,199	$93,061	$341,347

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2012	$4,565,855	$1,716,766	$2,849,089
December 31, 2012	4,615,183	1,736,722	2,878,461
March 31, 2013	4,541,292	1,599,323	2,941,969
June 30, 2013	3,837,991	801,194	3,036,797
September 30, 2013	3,638,532	526,088	3,112,444
Total			$14,818,760

Average			$2,963,752

Net income available to PLC’s common shareowners Return on Average Equity			11.5%

Draft 10/30/2013

Calculation of Net Income Available to PLC’s common shareowners Return on Average Equity Rolling Twelve Months Ended September 30, 2012

(Dollars In Thousands)	Three Months				Twelve Months
(Unaudited)	12/31/2011	3/31/2012	6/30/2012	9/30/2012	9/30/2012
NUMERATOR:
Net income available to PLC’s common shareowners	$86,034	$99,021	$76,155	$60,480	$321,690

			Total
			Protective Life
			Corporation’s
	Total		Shareowners’
	Protective Life	Accumulated	Equity Excluding
	Corporation’s	Other	Accumulated Other
	Shareowners’	Comprehensive	Comprehensive
	Equity	Income (Loss)	Income (Loss)
DENOMINATOR:
September 30, 2011	$3,579,515	$906,068	$2,673,447
December 31, 2011	3,711,517	985,444	2,726,073
March 31, 2012	3,785,810	1,001,803	2,784,007
June 30, 2012	4,147,234	1,318,336	2,828,898
September 30, 2012	4,565,855	1,716,766	2,849,089
Total			$13,861,514

Average			$2,772,303

Net income available to PLC’s common shareowners Return on Average Equity			11.6%

Draft 10/30/2013

ACCOUNTING CHANGES

The financial data herein reflects, for all periods presented, the adoption and retrospective application of Accounting Standards Update 2010-26 (the “Update”), which addresses diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. This Update prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. This Update also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research, and other administrative costs related to the acquisition of insurance contracts.  This Update was effective for the Company on January 1, 2012.

The financial data herein also reflects, for all periods presented, a revision to the Company’s definition of operating income (loss) as it relates to embedded derivatives on our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of our business is internally assessed.  This change did not impact its comparable GAAP measure income before income tax.  See information related to certain non-GAAP disclosures for additional information.

In the first quarter of 2012, management revised the definition of operating income (loss) as it relates to certain features of our variable annuity contracts and related hedging activities, to better reflect the basis on which the performance of its business is internally assessed. Under the revised definition, the following items will be excluded from operating income:

• Changes in GMWB embedded derivatives related to this rider feature of certain variable annuity products (excluding the portion attributed to economic costs). Economic cost is the long-term expected average cost of providing the product benefit over the life of the policy based on product pricing assumptions. These include assumptions about the economic/market environment, and elective and non-elective policy owner behavior (e.g. lapses, withdrawal timing, mortality, etc.). These features are considered embedded derivatives under ASC 815.

• Changes in value of certain derivative instruments used to mitigate the risk related to variable annuity contracts.

• That portion of the change in balance sheet components amortized over estimated gross profit that is attributed to the embedded GMWB derivative and related economic hedges (e.g. DAC amortization).

Draft 10/30/2013

Summary of Impact of DAC Accounting & Operating Definition Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010	2011

Consolidated Statement of Income Data:
Pre-tax Operating Income (Loss) (1)
Life Marketing as originally reported	$189,186	$188,535	$137,826	$147,470	$116,274
DAC change	(48,411)	(42,714)	(30,018)	(23,606)	(20,151)
Life Marketing as adjusted	140,775	145,821	107,808	123,864	96,123

Asset Protection as originally reported	41,559	30,789	23,229	29,897	24,662
DAC change	244	1,729	3,019	1,594	745
Asset Protection as adjusted	41,803	32,518	26,248	31,491	25,407

Annuities as originally reported	23,051	18,707	56,642	53,901	110,726
DAC change	(18,201)	(27,212)	(15,997)	(22,689)	(18,802)
VA change to operating income	—	16,744	(18,591)	20,951	(11,700)
Annuities as adjusted	4,850	8,239	22,054	52,163	80,224

Stable Value Products	50,231	89,811	61,963	39,207	56,780
Acquisitions	129,247	136,479	133,760	111,143	157,393
Corporate & Other	(3,416)	(105,986)	81,980	(25,053)	5,767

Total Pre-tax Operating Income as originally reported	429,858	358,335	495,400	356,565	471,602
DAC change	(66,368)	(68,197)	(42,996)	(44,701)	(38,208)
VA change to operating income	—	16,744	(18,591)	20,951	(11,700)
Total Pre-tax Operating Income as adjusted	363,490	306,882	433,813	332,815	421,694

Income before income tax as originally reported	436,088	(75,131)	416,778	388,863	507,152
DAC change	(66,368)	(68,197)	(34,593)	(54,091)	(36,676)
Income before income tax as adjusted	369,720	(143,328)	382,185	334,772	470,476

Net Income Available to PLC’s Common Shareowners as originally reported	289,566	(41,855)	271,488	260,241	339,070
DAC change	(42,837)	(44,031)	(22,351)	(34,927)	(23,678)
Net Income Available to PLC’s Common Shareowners as adjusted	246,729	(85,886)	249,137	225,314	315,392

Per Share Data (Diluted):
Operating Earnings per Share as originally reported (1)	$3.99	$3.37	$3.97	$2.73	$3.65
DAC change	(0.60)	(0.62)	(0.34)	(0.33)	(0.28)
VA change to operating income	—	0.15	(0.15)	0.15	(0.09)
Operating Earnings per Share as adjusted	$3.39	$2.90	$3.48	$2.55	$3.28

Net Income Available to PLC’s Common Shareowners as originally reported	$4.05	$(0.59)	$3.34	$2.97	$3.92
DAC change	(0.60)	(0.62)	(0.27)	(0.40)	(0.27)
Net Income Available to PLC’s Common Shareowners as adjusted	$3.45	$(1.21)	$3.07	$2.57	$3.65

(1) “Operating income” is a non-GAAP financial measure. “Net income available to PLC’s common shareowners” is a GAAP financial measure to which “Operating Income” may be compared.

Draft 10/30/2013

Summary of Impact of DAC Accounting Change

(Dollars In Thousands)
(Unaudited)	2007	2008	2009	2010	2011

Consolidated Balance Sheet Data:

Total Assets as originally reported	$41,786,041	$39,572,449	$42,311,587	$47,562,786	$52,932,085
DAC change	(624,656)	(729,089)	(728,036)	(759,163)	(788,716)
Total Assets as adjusted	$41,161,385	$38,843,360	$41,583,551	$46,803,623	$52,143,369

Total PLC’s Shareowners’ Equity as originally reported	2,456,761	761,095	2,478,821	3,331,087	4,220,465
DAC change	(403,135)	(470,538)	(469,892)	(489,899)	(508,948)
Total PLC’s Shareowners’ Equity as adjusted	$2,053,626	$290,557	$2,008,929	$2,841,188	$3,711,517

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	2,537,290	2,428,151	2,799,990	3,037,833	3,254,246
DAC change	(403,186)	(447,217)	(469,568)	(504,495)	(528,173)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$2,134,104	$1,980,934	$2,330,422	$2,533,338	$2,726,073

Per Share Data (Common Shares Outstanding):

Total PLC’s Shareowners’ Equity as originally reported	35.02	10.89	28.96	38.88	51.68
DAC change	(5.74)	(6.73)	(5.49)	(5.71)	(6.23)
Total PLC’s Shareowners’ Equity as adjusted	$29.28	$4.16	$23.47	$33.17	$45.45

Total PLC’s Shareowners’ Equity Excluding AOCI as originally reported (1)	36.17	34.74	32.72	35.46	39.85
DAC change	(5.75)	(6.40)	(5.49)	(5.89)	(6.47)
Total PLC’s Shareowners’ Equity Excluding AOCI as adjusted (1)	$30.42	$28.34	$27.23	$29.57	$33.38

(1) “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” is a non-GAAP financial measure.  “Total PLC Shareowners’ equity” is a GAAP financial measure to which “Total PLC’s Shareowners’ Equity excluding accumulated other comprehensive income (loss)” can be compared.